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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/X/   Preliminary Proxy Statement
/ / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
/ /   Definitive Proxy Statement
/ /   Definitive Additional Materials
/ /   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         GARTMORE MUTUAL FUNDS II, INC.
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
/X/   No fee required.
/ /   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)   Title of each class of securities to which transaction applies:
      __________________________________________________________________________

      2)   Aggregate number of securities to which transaction applies:
      __________________________________________________________________________

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):
      __________________________________________________________________________

      4)   Proposed maximum aggregate value of transaction:
      __________________________________________________________________________

      5)   Total fee paid:
      __________________________________________________________________________

/ /   Fee paid previously with preliminary materials.

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/ /   Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)   Amount Previously Paid:
      __________________________________________________________________________

      2)   Form, Schedule or Registration Statement No.:
      __________________________________________________________________________

      3)   Filing Party:
      __________________________________________________________________________

      4)   Date Filed:
      __________________________________________________________________________

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                         GARTMORE MUTUAL FUNDS II, INC.

                                                            ___________ __, 2003

DEAR STOCKHOLDERS:

We are pleased to enclose the notice and proxy statement for a Special Meeting of Stockholders of the Gartmore Focus Fund (formerly known as the GAMNA Focus Fund, the "Fund"), a portfolio of Gartmore Mutual Funds II, Inc. (formerly known as GAMNA Series Funds, Inc., the "Company") to be held on Friday, August 15, 2003, at the offices of Gartmore Separate Accounts LLC, 94 North Broadway, Irvington, New York at 2:00 p.m., New York time. Stockholders of record as of the close of business on May 30, 2003 are entitled to vote at the meeting or any adjournment thereof.

The Company's Board of Directors has called the special meeting to ask the Fund's stockholders to approve a new investment advisory agreement (the "New Advisory Agreement") between the Company and Gartmore Mutual Fund Capital Trust ("GMFCT"), a subsidiary of Gartmore Global Investments, Inc. ("Gartmore") and an affiliate of the Fund's interim investment adviser, and a subadvisory agreement (the "Subadvisory Agreement", and together with the New Advisory Agreement, the "New Agreements") between the Company, GMFCT and Gartmore Separate Accounts LLC ("GSA"), the interim investment adviser and proposed subadviser.

As you may know, on May 12, 2003, Gartmore acquired all of the asset management business of Groupama Asset Management N.A. ("GAMNA"), the then-current investment adviser of the Fund. The acquisition constituted an "assignment" of the advisory agreement with GAMNA (the "Old Advisory Agreement"), which, under the Investment Company Act of 1940, as amended (the "1940 Act"), automatically terminated the Old Advisory Agreement. GMFCT and GSA may not serve as adviser and subadviser, respectively, unless the stockholders approve the New Agreements. The officers of the Company believe that the New Advisory Agreement and Subadvisory Agreement, when the two agreements are viewed as a whole, are substantially similar to the Old Advisory Agreement.

Since the acquisition, GSA has served as the investment adviser to the Fund under an interim advisory agreement (the "Interim Advisory Agreement") between GSA and the Company, as permitted by the 1940 Act. GSA is a newly registered investment adviser that, in connection with the acquisition, assumed the investment advisory and operational responsibilities of GAMNA and employs substantially all of GAMNA's personnel, including the Fund's portfolio manager.

Concurrent with the closing of the acquisition, GAMNA Series Funds, Inc. was renamed Gartmore Mutual Funds II, Inc. and the GAMNA Focus Fund was renamed the Gartmore Focus Fund.

It is important to keep in mind that Gartmore acquired GAMNA, not the Fund. Your Fund shares and the management fees charged to the Fund will not change as a result of the acquisition. Moreover, the entire existing senior management team of GAMNA has continued with GSA following the acquisition to provide the same high-quality services to which you've grown accustomed.

After careful consideration, the Board of Directors, including the directors who are not "interested persons" of the Fund, approved these proposals and recommends that stockholders of the Fund vote "FOR" these proposals. The Company will only enter into the New Agreements if the requisite approval is received from the stockholders for both the New Advisory Agreement and the Subadvisory Agreement.

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Whether or not you intend to attend the Meeting, you may vote by proxy by signing and returning your proxy card in the enclosed postage-paid envelope. We urge you to review the enclosed materials for all the details for the proposals described above. It is very important that you complete and return the enclosed proxy card.

We thought that it would be helpful to provide the following questions and answers regarding the approval of the New Agreements. They are designed to help you answer questions you may have and help you cast your votes, and are being provided as a supplement to, not a substitute for, the proxy statement, which we urge you to review carefully.

Please feel free to contact (800) 711-6270 to answer any questions you may have regarding the voting of your shares. If we have not received your proxy card prior to the date of the Meeting, you may receive a telephone call from a representative of the Fund encouraging you to exercise your right to vote. As always, we thank you for your confidence and support.

                                       Sincerely,

                                       Mark P. Bronzo
                                       Chairman, President and CEO
                                       Gartmore Mutual Funds II, Inc.

                                       ii
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                              QUESTIONS AND ANSWERS

Q:   WHAT WAS ACQUIRED IN THE ACQUISITION?

A: Gartmore acquired the asset management business of GAMNA, the then-current investment adviser of the Fund. The Fund itself was not acquired.

Q:   WHY AM I BEING ASKED TO VOTE ON THIS PROPOSAL?

A: Pursuant to the Investment Company Act of 1940, as amended, consummation of the acquisition resulted in the automatic termination of the Old Advisory Agreement with GAMNA. Therefore, in order to ensure the continuity of management, stockholders are being asked to approve a New Advisory Agreement with GMFCT and a new Subadvisory Agreement between the Company, GMFCT and GSA. In connection with the acquisition, GSA assumed the investment advisory and operational responsibilities of GAMNA and employs substantially all of GAMNA's personnel, including the Fund's portfolio manager. Management of the Fund believes that the New Advisory Agreement and Subadvisory Agreement, when the two agreements are viewed as a whole, are substantially similar to the Old Advisory Agreement.

Q:   WHY HAS THE NAME OF THE COMPANY AND THE FUND CHANGED?

A: The Board of Directors recently approved a name change of the Company to Gartmore Mutual Funds II, Inc. and a name change of the Fund to the Gartmore Focus Fund in connection with the acquisition.

Q:   WHY WILL THERE BE TWO ADVISORY AGREEMENTS?

A: Gartmore prefers that GMFCT also have a direct relationship with a fund when it acquires a fund manager, to enable it to exercise additional oversight with respect to the fund's operations. Under this arrangement, GMFCT will be responsible for oversight of the Fund's operations, including supervising GSA and the Fund's various other service providers and GSA will be responsible for the day-to-day management of the Fund's investment portfolio. There will be no increase in fees and no decrease in the level or quality of services provided to the Fund as a result of this arrangement.

Q:   HOW WILL THE ACQUISITION AFFECT ME AS A FUND STOCKHOLDER?

A: Your Fund shares and the fees charged to the Fund for investment advisory services will not change as a result of the acquisition. The existing senior management team of GAMNA, including the Fund's portfolio manager, has continued with GSA following the acquisition to provide the same high-quality services to which you've grown accustomed. The Fund will also have access to an expanded distribution system and greater research capabilities. Consequently, management of the Fund believes that the acquisition will not adversely affect the operations of the Fund.

Q:   HOW DOES THE BOARD RECOMMEND THAT I VOTE?

A: After careful consideration, the Board of Directors, including the directors who are not "interested persons" of the Fund, recommends that stockholders vote "FOR" the approval of the New Advisory Agreement and "FOR" the approval of the Subadvisory Agreement. Please note that the Company will only enter into the New Agreements if the requisite approval is received from the stockholders for both the New Advisory Agreement and the Subadvisory Agreement.

                                      iii
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Q:   WHERE SHOULD I CALL IF I HAVE QUESTIONS?

A: Call (800) 711-6270 with any questions you may have regarding the voting of your shares.


           PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE
                POSTAGE-PAID ENVELOPE. YOUR VOTE IS IMPORTANT NO
                         MATTER HOW MANY SHARES YOU OWN.

                                       iv
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                         GARTMORE MUTUAL FUNDS II, INC.

                                94 North Broadway
                               Irvington, NY 10533

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                                                            ___________ __, 2003

TO THE STOCKHOLDERS:

A Special Meeting of the Stockholders of the Gartmore Focus Fund (formerly known as the GAMNA Focus Fund), a portfolio of Gartmore Mutual Funds II, Inc. (formerly known as GAMNA Series Funds, Inc.) will be held at the offices of Gartmore Separate Accounts LLC, 94 North Broadway, Irvington, New York, on Friday, August 15, 2003, at 2:00 p.m., New York time, for the purposes of considering and voting upon:

    1. Approval of a new advisory agreement between Gartmore Mutual Fund Capital Trust and the Company (Proposal 1).
    2. Approval of a subadvisory agreement between Gartmore Mutual Fund Capital Trust, Gartmore Separate Accounts LLC and the Company (Proposal 2).
    3. Any other business that may properly come before the Meeting.

The close of business on May 30, 2003 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

                                   By Order of the Board of Directors,

                                   Iona K. Watter
                                   Secretary
                                   Gartmore Mutual Funds II, Inc.


   TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU to indicate voting instructions on the enclosed proxy card, date and sign it and return it promptly in the envelope provided, no matter how large or small your holdings may be.

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                      INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

    1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.
    2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
    3. OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                                  REGISTRATION

CORPORATE ACCOUNTS                            VALID SIGNATURE
(1)  ABC Corp                                 ABC Corp. (by John Doe, Treasurer)
(2)  ABC Corp                                 John Doe, Treasurer
(3)  ABC Corp. c/o John Doe, Treasurer        John Doe
(4)  ABC Corp. Profit Sharing Plan            John Doe, Trustee

TRUST ACCOUNTS
(1)  ABC Trust                                Jane B. Doe, Trustee
(2)  Jane B. Doe, Trustee u/t/d 12/28/78      Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS
(1)  John B. Smith, Cust.
        f/b/o John B. Smith, Jr. UGMA         John B. Smith
(2)  John B. Smith                            John B. Smith, Jr., Executor

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                         GARTMORE MUTUAL FUNDS II, INC.

                                94 North Broadway
                               Irvington, NY 10533

                              ---------------------

                                 PROXY STATEMENT

                              ---------------------

This proxy statement is furnished in connection with a solicitation by the Board of Directors of Gartmore Mutual Funds II, Inc. (formerly known as GAMNA Series Funds, Inc., the "Company") of proxies to be used at a Special Meeting of Stockholders (the "Meeting") of the Gartmore Focus Fund (formerly known as the GAMNA Focus Fund, the "Fund"), a portfolio of the Company to be held at the offices of Gartmore Separate Accounts LLC, 94 North Broadway, Irvington, New York, on Friday, August 15, 2003, at 2:00 p.m. New York time (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about _________ ___, 2003.

ANY STOCKHOLDER MAY REQUEST AN ADDITIONAL COPY OF THE FUND'S ANNUAL REPORT CONTAINING FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED JUNE 30, 2002 AND/OR AN ADDITIONAL COPY OF THE FUND'S SEMI-ANNUAL REPORT CONTAINING UNAUDITED FINANCIAL STATEMENTS FOR THE SIX MONTHS ENDED DECEMBER 31, 2002, FREE OF CHARGE, BY CONTACTING GARTMORE SEPARATE ACCOUNTS LLC ("GSA") AT THE ADDRESS LISTED BELOW OR BY CALLING IONA K. WATTER AT (800) 711-6270. Only one annual report or proxy statement, as applicable, will be delivered to multiple stockholders sharing an address unless we receive contrary instructions from one or more of the stockholders. We will deliver promptly, upon written or oral request, a separate copy of the annual report or proxy statement, as applicable, to a stockholder at a shared address to which a single copy of the annual report or proxy statement, as applicable, is delivered. If you would like to receive a separate annual report or proxy statement in the future, contact GSA at the address listed below or by calling (800) 711-6270.

Stockholders who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the Secretary of the Company at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the Approval of a New Advisory Agreement (Proposal 1) and FOR the Approval of a new Subadvisory Agreement (Proposal 2). The close of business on May 30, 2003 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. On the record date there were 3,581,476.744 Class A shares, 3,083,439.115 Class B shares and 2,988,285.955
Class C shares of the Fund's common stock outstanding for a total of 9,653,201.84 shares outstanding. Each stockholder, with all three classes voting as a single class, is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held.

At the Meeting, stockholders will be asked to approve a new investment advisory agreement (the "New Advisory Agreement") between Gartmore Mutual Funds Capital Trust ("GMFCT") and the Company and a new subadvisory agreement (the "Subadvisory Agreement", and together with the New Advisory Agreement, the "New Agreements") between the Company, GMFCT and GSA. The Company will only enter into the New Agreements if the requisite approval is received from the stockholders for both the New Advisory Agreement and the Subadvisory Agreement.

In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may

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propose one or more adjournments of the Meeting to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies, which they are entitled to vote FOR or AGAINST any such proposal at their discretion. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval. Under the By-Laws of the Company, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of common stock of the Company entitled to vote at the Meeting.

Stockholders who plan on attending the Meeting will be required to provide valid identification in order to gain admission.

GMFCT, whose principal business address is 1200 River Road, Conshohocken, PA 19428, is the Fund's proposed investment adviser.

GSA, whose principal business address is 94 North Broadway, Irvington, New York 10533, is the Fund's interim investment adviser and proposed subadviser.

The principal business address of the Fund is 94 North Broadway, Irvington, New York 10533. The Fund is an open-end investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

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                PROPOSAL 1. APPROVAL OF A NEW INVESTMENT ADVISORY
                     AGREEMENT BETWEEN GMFCT AND THE COMPANY

INTRODUCTION

Groupama Asset Management, N.A. ("GAMNA") served as the Fund's investment adviser since the Fund's inception. On May 12, 2003, Gartmore Global Investments, Inc. ("Gartmore") acquired the asset management business of GAMNA (the "Acquisition") through one its wholly-owned subsidiaries. As a result of the Acquisition, which is discussed in detail below, there was an "assignment" of the then-current investment advisory agreement between the Company and GAMNA, dated as of July 21, 1999 (the "Old Advisory Agreement"), which, under Section 15(a) of the Investment Company Act of 1940, as amended (the "1940 Act") automatically terminated the Old Advisory Agreement. Accordingly, stockholders are being asked to approve the New Advisory Agreement (discussed in this Proposal) and the new Subadvisory Agreement (discussed in Proposal 2). The management of the Company believes that the New Agreements, when viewed as a whole, have substantially the same terms as the Old Advisory Agreement.

THE ACQUISITION

On May 12, 2003 Gartmore acquired the asset management business of GAMNA, the then-current investment adviser of the Fund pursuant to a Stock Purchase Agreement, dated as of February 26, 2003, by and among Gartmore SA Capital Trust, Finama Asset Management N.A., GAMNA, Mark P. Bronzo, Joseph C. O'Connor and Daniel W. Portanova (the "Purchase Agreement"). In connection with the Acquisition, GSA, a newly formed and newly registered investment adviser, assumed the investment advisory and operational responsibilities of GAMNA and employed substantially all of GAMNA's personnel, including the Fund's portfolio manager. GSA is a majority-owned subsidiary of Gartmore SA Capital Trust. In connection with the Acquisition, Mark P. Bronzo, Joseph C. O'Connor and Daniel
W. Portanova, who were all officers and/or directors of the Company at the time, collectively acquired approximately a 32% interest in GSA. Messrs. O'Connor and Portanova resigned from the Board effective upon the closing of the Acquisition. Each of Messrs. Bronzo, O'Connor and Portanova also signed three-year employment agreements with GSA. In connection with signing the three-year employment agreements, Messrs. Bronzo, O'Connor and Portanova collectively received a one-time payment of $2.2 million.

Formed in 1999 and based outside Philadelphia, GMFCT acts as an investment adviser to a number of the Gartmore Funds. Gartmore leads the U.S. component of Gartmore Group, the global asset management arm of Nationwide Financial and Insurance group of companies (collectively, "Nationwide"). Gartmore Group employs more than 175 portfolio managers, analysts and traders supported by a professional staff of more than 700.

The affiliated advisers, including GMFCT, that comprise Gartmore Group collectively manage more than $69 billion in assets. Gartmore Group's clients include individuals, as well as institutions such as corporate and public pension plans, foundations, endowments, mutual fund companies and insurance companies.

GMFCT and GSA are each registered as investment advisers under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

EFFECT OF ACQUISITION ON THE FUND

Gartmore has represented to the Company's Board of Directors that, following the Acquisition, it does not anticipate any material changes in the Fund's investment policies or strategies or in the day-to-day management of the Fund's portfolio. It is anticipated that the Fund's service providers, including the

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distributor, the administrator and the transfer agent, will be changed to
Gartmore affiliates, Gartmore Distribution Services, Inc., Gartmore SA Capital Trust and Gartmore Investors Services, Inc., respectively, during the third quarter of 2003. It is also anticipated that the Fund's custodian will be changed to JPMorgan Chase Bank during the third quarter of 2003. Gartmore anticipates that it will subcontract with BISYS Fund Services Ohio, Inc. for the provision of certain of these services as it does for all of the other funds in the Gartmore Fund complex, which will create administrative efficiencies and allow the Fund to obtain comparable high quality services at a reasonable cost.

THE INTERIM ADVISORY AGREEMENT

Since the Acquisition, GSA has served as the investment adviser to the Fund under an interim advisory agreement, which was implemented pursuant to Rule 15a-4 under the 1940 Act (the "Interim Advisory Agreement"). The purpose of the Interim Advisory Agreement is to allow GSA to provide investment advisory services to the Fund while the required stockholder approval of the New Agreements is pending. The Company's Board of Directors met in person on April 25, 2003 to consider the approval of the Interim Advisory Agreement. In evaluating the Interim Advisory Agreement, the Board of Directors reviewed materials furnished by Gartmore and GAMNA, including information regarding GSA's proposed personnel, operations and financial condition. Representatives of Gartmore and GAMNA discussed with the Board of Directors the terms of the Acquisition and the possible effects of the Acquisition on the Company, the Fund and its stockholders, and indicated their belief that, following the Acquisition, GSA's investment advisory operations and personnel would be substantially similar to GAMNA's then-current operations and personnel. Representatives of Gartmore and GAMNA indicated that there would be no change of key management or personnel who serviced the Fund under the Old Advisory Agreement. In addition, representatives of Gartmore informed the Board of Directors that the scope and quality of its advisory and other services provided to the Fund under the Interim Advisory Agreement will be at least equivalent to the scope and quality of services provided under the Old Advisory Agreement. At that Board meeting, the Board of Directors, including the directors who are not "interested persons" (as defined in the 1940 Act) of the Fund, approved the Interim Advisory Agreement and determined that the scope and quality of the services to be provided to the Fund under the Interim Advisory Agreement will be at least equivalent to the scope and quality of services provided under the Old Advisory Agreement. Under Rule 15a-4, the Interim Advisory Agreement will terminate upon the earlier of (i) the stockholder approval of the New Agreements or (ii) October 9, 2003.

The Interim Advisory Agreement provides that any advisory fees earned by GSA under the agreement shall be held in an interest-bearing escrow account and be paid upon approval of the New Agreements by stockholders. If the stockholders do not approve the New Agreements, GSA will be paid, out of the escrow account, the lesser of (i) any costs incurred in performing its duties under the Interim Advisory Agreement (plus interest earned on that amount while in escrow), or
(ii) the total amount in the escrow account (plus interest earned). If the stockholders approve the New Agreements, GSA will automatically be paid the investment advisory fees put into the escrow account during the period of the Interim Advisory Agreement.

GSA and the Company also entered into an interim expense limitation agreement, which is substantially identical to the previous expense limitation agreement between the Company and GAMNA. The agreement sets a limit of 1.90% on the annual operating expenses of the Fund during the term of the Interim Advisory Agreement, and requires GSA to waive or reimburse fees or expenses if operating expenses exceed that limit. This is the same expense limit that was in place prior to the Acquisition. The Fund will be required to repay GSA the amount of expenses waived or reimbursed for the following year if the Fund's total operating expenses do not exceed the 1.90% limit.

OLD ADVISORY AGREEMENT

Under the Old Advisory Agreement, GAMNA (i) made investment strategy decisions for the Fund, managed the investing and reinvesting of the Funds' assets in accordance with the investment objectives and limitations specified in the Company's Articles of Incorporation and the currently effective prospectus, (ii) placed purchase and sale orders on behalf of the Fund and (iii) provided continuous supervision of the Fund's investment portfolio. GAMNA, at its own expense and without reimbursement from the Fund, furnished office space and all necessary facilities, equipment and executive personnel for managing the Fund's investments. The Board of Directors of the Company, including a majority of the directors who are not "interested persons" (as defined under the 1940 Act) of the Fund, most recently approved the Old Advisory Agreement on April 24, 2002. The sole stockholder of the Fund approved the Old Advisory Agreement on July 22, 1999 in connection with the original organization of the Fund.

For the foregoing, GAMNA received a monthly fee at an annual rate of 0.55% of average daily value of the Fund's net assets during such month with respect to the first billion dollars of such average daily value and 0.50% for amounts over one billion dollars. GAMNA received $451,023.86 as an investment advisory fee for the fiscal year ended June 30, 2002.

NEW ADVISORY AGREEMENT

The following description of the New Advisory Agreement for the Fund is qualified in its entirety by reference to the form of New Advisory Agreement attached hereto as Exhibit "A".

Services to be Performed
------------------------

Under the New Advisory Agreement, GMFCT will (i) provide, or arrange the provision of, a continuous investment program and overall investment strategies for the Fund, including research and management with respect to all securities and investments and cash equivalents in the Fund, (ii) determine, or arrange for others to determine, from time to time what securities and other investments will be purchased, retained or sold by the Fund, (iii) provide, or arrange for the provision of, subject to and in accordance with the investment objective and policies of the Fund, the Fund's Articles of Incorporation and By-Laws, and the currently effective prospectus, of the services under the New Advisory Agreement, (iv) will have overall supervisory responsibility for the general management and investment of the Fund's assets, (v) determine the allocation of assets among any subadvisers, and (vi) have full investment discretion for the Fund and make all the determinations with respect to the investment of the Fund's assets not otherwise assigned to any subadvisers.

The New Advisory Agreement authorizes GMFCT to appoint one or more qualified subadvisers to provide the Fund with certain of the services required by the New Advisory Agreement. Each such subadviser would have the investment discretion and the ability to make all determinations with respect to the investment of the Fund's assets assigned to such subadviser. The New Advisory Agreement requires GMFCT to research and evaluate any such subadviser, including (i) performing initial due diligence on prospective subadvisers and monitoring each subadviser's ongoing performance, (ii) communicating performance expectations and evaluations to each subadviser and (iii) recommending to the Company's Board whether a subadviser's contract should be renewed, modified or terminated. Under the New Advisory Agreement, GMFCT can recommend changes or additions to the subadvisers and will compensate any such subadvisers directly. It is anticipated that all of the Fund's assets will be assigned to GSA.

Expenses and Advisory Fees
--------------------------

As in the Old Advisory Agreement, the New Advisory Agreement provides that the Fund is responsible for all of its expenses and liabilities, except that GMFCT will be responsible for expenses in connection with maintaining a staff within its organization to execute its duties under the New Advisory Agreement.

THE RATE USED TO DETERMINE FEES PAYABLE BY THE FUND PURSUANT TO THE NEW ADVISORY AGREEMENT IS IDENTICAL TO THE RATE IN THE OLD ADVISORY AGREEMENT. Consequently, under the New Advisory Agreement, the Fund will pay GMFCT a monthly fee at an annual rate of 0.55% of the average daily value of the Fund's net assets during such month with respect to the first billion dollars of such average daily value and 0.50% for amounts over one billion dollars. The method for determining the net assets of the Fund for purposes of determining the fee shall be the same as the method of determining the net assets for purposes of establishing the offering and redemption price of the shares as described in the Fund's prospectus.

GMFCT, GSA and the Company will enter into an expense limitation agreement substantially similar to the expense limitation agreement in place prior to the Acquisition. The agreement will set a limit of 1.90% on the operating expenses of the Fund until June 30, 2004 and require GMFCT to waive or reimburse fees or expenses if operating expenses exceed that limit. The Fund will be required to repay GMFCT the amount of expenses waived or reimbursed for the following year if the Fund's total operating expenses do not exceed the 1.90% limit. GMFCT and GSA have agreed that GSA will pay GMFCT its pro rata share of any waiver or reimbursement due and that GMFCT will remit to GSA its pro rata share of any repayment received by GMFCT pursuant to the expense limitation agreement. The expense limitation agreement will be considered for renewal annually.

Limitation of Liability
-----------------------

As in the Old Advisory Agreement, the New Advisory Agreement provides that, in the absence of willful misfeasance, bad faith or gross negligence or reckless disregard for its obligations thereunder ("disabling conduct"), GMFCT shall not be liable to the Company or the Fund for any error of judgment or mistake of law or for any loss suffered by the Company or the Fund in connection with the performance of its services thereunder. GMFCT will indemnify the Fund for any disabling conduct.

Duration and Termination
------------------------

Like the Old Advisory Agreement, the New Advisory Agreement will have an initial term of two years, and thereafter will continue in effect for successive annual periods provided such continuance is specifically approved at least annually by
(i) the vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) or by the Company's Board of Directors and (b) by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Company's directors who are not parties to the New Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The New Advisory Agreement may be terminated at any time, without the payment of any penalty, on sixty (60) days' written notice to the Company, by a vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) or by a vote of a majority of the Company's entire Board of Directors, and the New Advisory Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

SUBADVISORY AGREEMENT

The Company, GMFCT and GSA will enter into a Subadvisory Agreement pursuant to which GSA will serve as subadviser of the Fund. Under the Subadvisory Agreement, GSA will be responsible for purchasing, holding and selling investments for the assets assigned to it by GMFCT (the "Subadviser Assets"). It is anticipated that all of the Fund's assets will be assigned to GSA. In providing these services, GSA will conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Subadviser Assets. The Subadvisory Agreement is discussed in detail in Proposal 2 below.

INFORMATION CONCERNING GMFCT

GMFCT is a statutory trust organized under the laws of Delaware and a registered investment adviser under the Advisers Act.

GMFCT is a wholly-owned subsidiary of Gartmore, which in turn is majority-owned by Gartmore Global Asset Management Trust, which in turn is wholly-owned by Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.3%) and Nationwide Mutual Fire Insurance Company (4.7%), each of which is a mutual company owned by its policy holders. The address for the Gartmore entities listed above is 1200 River Road, Suite 1000, Conshohocken, PA 19428. The address for the Nationwide entities listed above is One Nationwide Plaza, Columbus, OH 43215.

The names, titles and principal occupations of the current trustee and executive officers of GMFCT are set forth in the following table. The business address of each person listed below is 1200 River Road, Conshohocken, PA 19428.

          NAME                           TITLE AND PRINCIPAL OCCUPATION
          -----------------------------  ------------------------------------
          Wilmington Trust               Sole Trustee
          Paul J. Hondros                Chief Executive Officer and President
          Young D. Chin                  Executive Vice President, Global Chief
                                         Investment Officer - Equity
          Wilson Santos                  Executive Vice President - Distribution
          M. Eileen Kennedy              Executive Vice President - Chief
                                         Financial Officer, Gartmore Group
          Thomas M. Sipp                 Vice President, Chief Financial Officer
                                         and Treasurer
          Gerald J. Holland              Senior Vice President and Chief
                                         Administrative Officer
          Donald J. Pepin                Senior Vice President - Sales
          Eric E. Miller                 Senior Vice President - Chief Counsel
          Steven P. Sorenson             Senior Vice President - National Sales
                                         Manager
          Mary Lon Vitale                Senior Vice President - Product
                                         Development

COMPARATIVE FEE INFORMATION

The following table provides information with respect to the Fund and other funds with a similar investment objective for which GMFCT also serves as investment adviser:

                                                                                           FEES PAID BY FUND    AMOUNT OF FEES
                                                                        APPROXIMATE NET     TO GMFCT DURING    WAIVED BY ADVISER
                               MANAGEMENT FEE (AS A PERCENTAGE            ASSETS AS OF         YEAR ENDED      DURING YEAR ENDED
     NAME OF FUND               OF AVERAGE WEEKLY NET ASSETS)*         DECEMBER 31, 2002   DECEMBER 31, 2002   DECEMBER 31, 2002
----------------------  ---------------------------------------------  -----------------  -------------------  -----------------
GAMNA Focus Fund        -   0.55% of the fund's first $1 billion          $ 44,480,000        $       0                $0
                            in daily net assets
                        -   0.50% of the daily net assets over
                            $1 billion

                                                                                            FEES PAID BY FUND    AMOUNT OF FEES
                                                                         APPROXIMATE NET     TO GMFCT DURING    WAIVED BY ADVISER
                                MANAGEMENT FEE (AS A PERCENTAGE           ASSETS AS OF          YEAR ENDED      DURING YEAR ENDED
   NAME OF FUND                  OF AVERAGE WEEKLY NET ASSETS)*         DECEMBER 31, 2002   DECEMBER 31, 2002   DECEMBER 31, 2002
----------------------  ----------------------------------------------  -----------------  -------------------  -----------------
Gartmore Nationwide     -   0.90% of the fund's [daily net assets]         $  2,300,000        $  19,359           [        ]
  Leaders Fund          -   0.80% on assets up to $1.5 billion
                        -   0.75% on assets up to $2 billion or more
Gartmore GVIT           -   0.90% on assets up to $500 million             $  8,600,000        $  62,833           [        ]
  Nationwide Leaders    -   0.80% on assets up to $1.5 billion
  Fund                  -   0.75% on assets up to $2 billion or more
Gartmore U.S. Growth    -   0.90% on assets up to $500 million             $  3,400,000        $  29,721           [        ]
  Leaders Fund(1)       -   0.80% on assets up to $1.5 billion
                        -   0.75% on assets up to $2 billion or more
Gartmore GVIT U.S.      -   0.90% on assets up to $500 million             $  7,000,000        $  43,696           [        ]
  Growth Leaders        -   0.80% on assets up to $1.5 billion
  Fund(1)               -   0.75% on assets up to $2 billion or more
Turner GVIT Growth      -   0.90% on assets up to $500 million             $  6,400,000        $  27,675           [        ]
  Focus Fund(2)         -   0.80% on assets up to $1.5 billion
                        -   0.75% on assets up to $2 billion or more

----------
* Each of the funds listed above have an expense limitation agreement setting a limit on the annual operating expenses of such fund.
(1) GMFCT is paid a base management fee, which may be adjusted upward or downward depending on the fund's performance relative to its benchmark, the S&P 500 Index. The fund's prospectus and SAI contains more detailed information about any possible performance based adjustments.
(2) GMFCT is paid a base management fee, which may be adjusted upward or downward depending on the fund's performance relative to its benchmark, the Russell 1000 Growth Index. The fund's prospectus and SAI contains more detailed information about any possible performance based adjustments.

EVALUATION OF THE NEW AGREEMENTS BY THE BOARD OF DIRECTORS

At a meeting held on April 25, 2003, the Company's Board of Directors approved the Interim Advisory Agreement and preliminarily discussed the proposed new adviser, the new subadviser and the other new service arrangements. At a meeting held on May 29, 2003, the Company's Board of Directors met in person to consider the New Agreements. The Board of Directors, including a majority of the directors who are not "interested persons" (as defined by the 1940
Act) of the Fund, approved the New Agreements and recommended that stockholders of the Fund approve the New Agreements.

In approving the New Agreements and determining to submit them to stockholders for their approval, the Board of Directors of the Company has determined that continuity and efficiency of advisory services after the Acquisition can best be assured by approving the New Agreements on behalf of the Fund after reviewing all of the relevant factors. In connection with its review of the New Agreements, the Board of Directors requested and reviewed, with the assistance of legal counsel, materials furnished by GAMNA and Gartmore. These materials included written information regarding Gartmore, GMFCT, GSA, GAMNA and their personnel, operations and financial condition.

The Board of Directors of the Company focused on a variety of factors, including
(i) the fact that the aggregate fees paid by the Fund under the New Agreements are the same as under the Old Advisory Agreement and are comparable to fees paid to similarly sized mutual funds utilizing the same investment strategy, (ii) the fees to be paid under the Subadvisory Agreement will be paid by GMFCT, not the Fund, (iii) the services to be performed by GMFCT and GSA under the New Agreements are substantially the same, as a whole, as the services performed by GAMNA under the Old Advisory Agreement and there will be no decrease in the scope and level of quality of the services provided to the Fund, (iv) the past investment performance of the Fund, and (v) the expense ratio of the Fund and those of similarly sized mutual funds utilizing the same investment strategy.

In addition, the Company's Board of Directors considered the commitment of Gartmore to maintain and enhance the services provided to the Fund by GMFCT and GSA, including access to an expanded distribution system and greater research capabilities, and met with representatives of Gartmore to discuss their current intentions with respect to GSA and the Fund. The Board of Directors further noted that Gartmore intends to cause GSA to employ all of the then-current GAMNA investment management professionals and administrative staff necessary to provide services to the Fund. In addition to the foregoing, the Company's Board of Directors considered the likelihood of GMFCT's and GSA's continued financial stability following consummation of the Acquisition, particularly in light of the overall experience and reputation of Gartmore and its financial stability, and whether there are any aspects of the Acquisition likely to affect the ability of GMFCT and GSA to retain and attract qualified personnel following the consummation. In connection with these considerations, the Board considered possible alternatives to approval of the New Agreements. Based upon its review of the above factors, the Board of Directors of the Company concluded that the New Agreements are in the best interests of the Fund and its stockholders and the Board of Directors, including a majority of the directors who are not "interested persons" (as defined under the 1940 Act) of the Fund, approved the New Agreements. The Board of Directors determined that if the New Agreements are not approved by the stockholders, the Board would then further consider all available alternatives. At the same meeting, the Board also approved a new Underwriting Agreement, Fund Administration Agreement and Transfer Dividend Disbursing Agent Agreement with Gartmore Distribution Services, Inc., Gartmore SA Capital Trust and Gartmore Investors Services, Inc., respectively, which are each affiliates of Gartmore and a new Global Custody Agreement with JPMorgan Chase Bank. Each of these agreements is expected to be effective during the third quarter of 2003.

The Board of Directors recommends that stockholders vote "FOR" the proposal to approve the New Advisory Agreement.

Mark P. Bronzo, a current director of the Company, and Joseph C. O'Connor and Daniel W. Portanova, former directors of the Company, and the officers of the Company may have a substantial interest in the approval of the New Agreements for the Fund as a result of their interests in and/or positions with GSA or affiliates thereof.

SECTION 15(f) OF THE 1940 ACT

Gartmore, GAMNA, GMFCT and GSA intend to comply with the "safe harbor" provisions afforded by Section 15(f) of the 1940 Act. Section 15(f) provides in substance that when a sale of a controlling interest in an investment advisory business occurs, the investment adviser or its affiliates may receive any amount or benefit in connection with the sale as long as two conditions are satisfied. First, an "unfair burden" must not be imposed on the investment company clients of the adviser as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable to the transaction. The term "unfair burden" (as defined in the 1940
Act) includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any "interested person" (as defined in the 1940 Act) of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the company). The Company's Board of Directors is not aware of any circumstances arising from the Acquisition that might result in an unfair burden being imposed on the Fund. Moreover, Gartmore has agreed with GAMNA that it will use reasonable best efforts to insure that no unfair burden will be imposed on the Fund by or as a result of the Acquisition during such two-year period.

The second condition of Section 15(f) is that during the three-year period after the transaction, at least 75% of the investment company's board of directors must not be "interested persons" of the investment adviser (or predecessor or successor adviser). In connection with the satisfaction of such 75% disinterested board requirement, Gartmore has agreed with GAMNA that it will use reasonable best efforts to insure compliance with such requirement during such three-year period. In that connection, Messrs. O'Connor and Portanova resigned from the Board of Directors of the Company effective as of the closing of the Acquisition to comply with the Section 15(f) requirements.

PAYMENTS TO AFFILIATES OF GMFCT AND GSA BY THE FUND

There have been no commissions paid to Affiliated Brokers, as defined in
Schedule 14A under the Securities Exchange Act of 1934, as amended, of GMFCT during the Fund's fiscal year ended June 30, 2002.

REQUIRED VOTE

As provided by the 1940 Act, approval of the New Advisory Agreement will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund entitled to vote thereon present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote thereon are present or represented by proxy, or (b) more than 50% of the total outstanding shares of the Fund entitled to vote thereon. For this purpose, abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes but not voting and will have the same effect as votes cast against the Proposal.

The Company will only enter into the New Agreements if the requisite approval is received from the stockholders for both the New Advisory Agreement and the Subadvisory Agreement. If the stockholders approve the New Agreements, GSA will automatically be paid the investment advisory fees put into the escrow account during the period of the Interim Advisory Agreement.

Please note that unless otherwise instructed, the proxies will vote FOR Proposal 1.

THE DIRECTORS OF THE COMPANY, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS" (AS DEFINED IN THE 1940 ACT) OF THE FUND, GMFCT AND ITS AFFILIATES, UNANIMOUSLY RECOMMEND THAT STOCKHOLDERS OF THE FUND VOTE IN FAVOR OF THE NEW ADVISORY AGREEMENT.

               PROPOSAL 2. APPROVAL OF A NEW SUBADVISORY AGREEMENT
                       BETWEEN THE COMPANY, GMFCT AND GSA

INTRODUCTION

GAMNA served as the investment adviser to the Fund from its inception pursuant to the Old Advisory Agreement. The Acquisition (which is discussed in detail under Proposal 1) resulted in an "assignment" and automatic termination of the Old Advisory Agreement under the 1940 Act. As a result stockholders are being asked to approve a New Advisory Agreement (which is discussed in Proposal 1 above) and a new Subadvisory Agreement between the Company, GMFCT and GSA, which is discussed below. As mentioned earlier, GSA, a newly formed and newly registered investment adviser, assumed the investment advisory and operational responsibilities of GAMNA and employs substantially all of GAMNA's personnel, including the Fund's portfolio manager. Management believes the New Agreements, when viewed as a whole, have substantially the same terms and conditions as the Old Advisory Agreement.

THE ACQUISITION

For a description of the Acquisition, please see "The Acquisition" under Proposal 1 above.

EFFECT OF THE ACQUISITION ON THE FUND

For a description of the effect of the acquisition on the Fund, please see "Effect of the Acquisition on the Fund" under Proposal 1 above.

INTERIM ADVISORY AGREEMENT

Since the Acquisition, GSA, pursuant to the Interim Advisory Agreement has provided investment advisory services to the Fund while the required stockholder approval of the New Agreements is pending. The Interim Advisory Agreement is discussed in detail under Proposal 1 above.

NEW SUBADVISORY AGREEMENT

The following description of the Subadvisory Agreement is qualified in its entirety by reference to the form of the Subadvisory Agreement attached hereto as Exhibit "B".

Services to be Performed
------------------------

Under the Subadvisory Agreement, GSA will serve as subadviser of the Fund and will be responsible for the investment management of the Subadviser Assets (which are anticipated to be all of the Fund's assets), subject to the stated investment policies and restrictions of the Fund as set forth in the Fund's prospectus as then currently in effect. Subject to the directions of the Board and GMFCT, GSA will purchase, hold and sell investments for the Subadviser Assets and monitor on a continuous basis the performance of the Subadviser Assets.

Expenses and Advisory Fees
--------------------------

For its services and the expenses assumed with respect to the Fund, GMFCT, not the Fund, will pay GSA a monthly fee at an annual rate of 0.3575% of the Subadviser Assets' average daily net assets for the first $1 billion and 0.325% of the Subadviser Assets' average daily net assets for amounts over $1 billion. The method of determining net assets of the Subadviser Assets for purposes of determining the monthly fee shall be the same as the method of determining net assets for purposes of establishing the offering and redemption price of the shares as described in the Fund's prospectus.

As with the Old Advisory Agreement, the Subadvisory Agreement provides that GSA shall not be responsible for the Company's, the Fund's or the Adviser's expenses and shall only be responsible for expenses incurred in connection with maintaining a staff within its organization to furnish the above services to the Fund.

Limitation of Liability
-----------------------

As in the Old Advisory Agreement, the Subadvisory Agreement provides that, in the absence of willful misfeasance, bad faith or gross negligence or reckless disregard for its obligations thereunder ("disabling conduct"), GSA shall not be liable to the Adviser for any error of judgment or mistake of law or for any loss suffered by the Adviser in connection with the performance of its services thereunder. GSA will indemnify the Company, the Fund and GMFCT for any disabling conduct.

Duration and Termination
------------------------

Like the Old Advisory Agreement, the Subadvisory Agreement will have an initial term of two years, and thereafter will continue in effect for successive annual periods provided such continuance is specifically approved at least annually by
(i) the vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) or by the Company's Board of Directors and (b) by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Company's directors who are not parties to the Subadvisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Subadvisory Agreement may be terminated at any time, without the payment of any penalty, on sixty (60) days' written notice to the Company, by a vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) or by a vote of a majority of the Company's entire Board of Directors, or by GSA, and the Subadvisory Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

INFORMATION CONCERNING GSA

GSA is a limited liability corporation organized under the laws of Delaware and a registered investment adviser under the Advisers Act. GSA has served as the interim investment adviser to the Fund since the closing of the Acquisition when it assumed all of the investment advisory and operational responsibilities of GAMNA following the consummation of the Acquisition. GSA employs substantially all of GAMNA's personnel, including the Fund's portfolio manager.

GSA is a majority-owned subsidiary of Gartmore SA Capital Trust (60%) and the remaining interest is held by five officers of GSA (40%). Gartmore SA Capital Trust is a wholly-owned subsidiary of Gartmore, which in turn is majority-owned by Gartmore Global Asset Management Trust (approximately [90%]). Paul J. Hondros, President and Chief Executive Officer of GMFCT, currently owns approximately [5%] of the outstanding common stock of Gartmore, which he received as part of Gartmore's organization in 1999 and in connection with his annual compensation. Mr. Hondros is also entitled to receive certain additional shares of Gartmore common stock contingent upon Gartmore achieving certain performance objectives and has been granted options to purchase shares which vest according to a five-year schedule ending in January 2008. Assuming Mr. Hondros achieves such objectives and exercises such options, his aggregate share ownership of Gartmore would equal approximately [5%]. The remaining [5%] of the outstanding shares of Gartmore common stock is held by certain employees of Gartmore. Gartmore Global Asset Management is wholly-owned by Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.3%) and Nationwide Mutual
Fire Insurance Company (4.7%), each of which is a mutual company owned by its policy holders. The address for the Gartmore entities listed above and Mr. Hondros is 1200 River Road, Suite 1000, Conshohocken, PA 19428. The addressfor the Nationwide entities listed above is One Nationwide Plaza, Columbus, OH 43215.

The names, titles and principal occupations of the board of managers and executive officers of GSA are set forth in the following table. The business address of each person listed below is 94 North Broadway, Irvington, New York 10533.

          NAME                           TITLE AND PRINCIPAL OCCUPATION
          -----------------------------  ------------------------------
          Mark P. Bronzo                 Managing Director, Manager
          Joseph C. O'Connor             Managing Director, Manager
          Daniel W. Portanova            Managing Director, Manager
          Bruce Johnston                 Manager
          Young D. Chin                  Manager
          Thomas M. Sipp                 Manager

Mr. Bronzo is also an officer and director of the Company. Messrs. O'Connor and Portanova are former directors of the Company and remain executive officers of the Company. Ms. Iona K. Watter an officer of the Company is an employee of GSA.

EVALUATION BY THE BOARD OF DIRECTORS

Please refer to the section entitled "Evaluation of the New Agreements by the Board of Directors" under Proposal 1 above.

SECTION 15(f) OF THE 1940 ACT

Please refer to the section entitled "Section 15(f) of the 1940 Act" under Proposal 1 above.

PAYMENTS TO AFFILIATES OF GMFCT AND GSA BY THE FUND

Please refer to the section entitled "Payments to Affiliates of GMFCT and GSA by the Fund" under Proposal 1 above.

REQUIRED VOTE

As provided by the 1940 Act, approval of the Subadvisory Agreement will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund entitled to vote thereon present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote thereon are present or represented by proxy, or (b) more than 50% of the total outstanding shares of the Fund entitled to vote thereon. For this purpose, abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes but not voting and will have the same effect as votes cast against the Proposal. The Company will only enter into the New Agreements if the requisite approval is received from the stockholders for both the New Advisory Agreement and the Subadvisory Agreement.

Please note that unless otherwise instructed, the proxies will vote FOR Proposal 2.

THE DIRECTORS OF THE COMPANY, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS" (AS DEFINED IN THE 1940 ACT) OF THE FUND, GSA AND ITS AFFILIATES, UNANIMOUSLY RECOMMEND THAT STOCKHOLDERS OF THE FUND VOTE IN FAVOR OF THE SUBADVISORY AGREEMENT.

                             ADDITIONAL INFORMATION

                              INVESTMENT MANAGEMENT

BOARD OF DIRECTORS

Currently the Board is comprised of six individuals, one of which, Mark P. Bronzo, is considered an "interested person" as defined under the 1940 Act. The Board generally meets at least quarterly to review the investment performance of the Fund and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. The Board of Directors met four times during the fiscal year ended June 30, 2002. Each director attended at least 75% of the meetings of the Board or the committee of the Board on which he served.

ADMINISTRATOR

PFPC Inc. currently serves as the Fund's administrator. The address of PFPC Inc. is 400 Bellevue Parkway, Wilmington, Delaware 19809. The Board of Directors approved a new administrator for the Fund, Gartmore SA Capital Trust, to be effective during the third quarter of 2003. The address of Gartmore SA Capital Trust is 1200 River Road, Conshohocken, PA 19428.

DISTRIBUTOR

PFPC Distributors, Inc. currently serves as the distributor for the Fund. The address of PFPC Distributors, Inc. is 760 Moore Road, King of Prussia, PA 19406. The Board of Directors approved a new distributor for the Fund, Gartmore Distribution Services, Inc., to be effective during the third quarter of 2003. The address of Gartmore Distribution Services, Inc. is 1200 River Road, Conshohocken, PA 19428.

TRANSFER AGENT

PFPC Inc. currently serves as transfer agent and dividend-paying agent for the Fund. The Board of Directors approved a new transfer agent and dividend-paying agent for the Fund, Gartmore Investors Services, Inc., to be effective during the third quarter of 2003. The address of Gartmore Investors Services, Inc. is 1200 River Road, Conshohocken, PA 19428.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of May 30, 2003, the following persons were the only persons who were, to the knowledge of the Company, beneficial owners of more than 5% of the outstanding shares of the Fund entitled to vote at the Meeting:

           NAME AND ADDRESS
          OF BENEFICIAL OWNER             NUMBER OF SHARES BENEFICIALLY OWNED      PERCENTAGE OWNERSHIP
---------------------------------------  -------------------------------------  --------------------------
CLASS A

Banque Finama                                        1,327,433.63                         37.05%
157 Boulevard Haussmann
75803 Paris Cedex 08
572 043 800 RCS Paris APE 651 C

           NAME AND ADDRESS
          OF BENEFICIAL OWNER             NUMBER OF SHARES BENEFICIALLY OWNED      PERCENTAGE OWNERSHIP
---------------------------------------  -------------------------------------  --------------------------
Prudential Securities, Inc.                           644,163.71                          17.98%
Special Customers A/C or the Exclusive
Benefit of Customers PC
Attention: Mutual Funds
1 New York Plaza
New York, NY 10292

Rampart Insurance Company                             500,000.00                          13.96%
199 Water Street, 20th Floor
New York, NY 10038

First Union National Bank Cust.                       372,219.48                          10.39%
For Various Retirement Plans
Attention: Eric Faehnrich NC1076
1525 West WT Harris Boulevard
Charlotte, NC 28288-1076

First Union National Bank                             323,860.23                           9.04%
FBO Sorema N.A. Corp Pension Plan
A/C 1541030140
1525 W WT Harris Blvd #NC-1151
Charlotte, NC 28262-8522

CLASS B

Groupama Actions Internationales                     3,000,000.00                         97.29%
199 Water Street, 20th Floor
New York, NY 10038

CLASS C

CCAMA                                                1,000,000.00                         33.45%
25 Rue De Courcelles
75008 Paris, France

Groupama Vie Assurance Epargne                       1,000,000.00                         33.45%
25 Rue de Courcelles
75008 Paris, France

Groupama Vie Repma                                     500,00.00                          16.72%
25 Rue de Courcelles
75008 Paris, France

As of May 30, 2003, the former affiliates of GAMNA (collectively, "Affiliated Shareholders") owned approximately 71% of the Fund's outstanding shares.

SECURITY OWNERSHIP OF MANAGEMENT

As of May 30, 2003, as a group, the directors and officers of the Company owned more than 1% of the Class A shares of the Fund.

           NAME AND ADDRESS
          OF BENEFICIAL OWNER             NUMBER OF SHARES BENEFICIALLY OWNED      PERCENTAGE OWNERSHIP
---------------------------------------  -------------------------------------  --------------------------
CLASS A

Mark P. Bronzo                                       70,774.85                            1.97%
94 North Broadway
Irvington, NY 10533

Daniel W. Portanova                                  57,959.09                            1.62%
94 North Broadway
Irvington, NY 10533

James S. Carluccio                                   19,917.09                            0.55%
94 North Broadway
Irvington, NY 10533

Robert T. Adams                                      1,862.82                             0.05%
94 North Broadway
Irvington, NY 10533

OTHER BUSINESS

The Board of Directors of the Company does not know of any other matter, which may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

The Fund does not hold regular annual meetings. All proposals by stockholders of the Fund which are intended to be presented at a future meeting of the Fund's stockholders should be sent to the Fund at 94 North Broadway, Irvington, New York 10533.

EXPENSES OF PROXY SOLICITATION

The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by Gartmore. Proxies may also be solicited personally by officers of the Fund and by regular employees of Gartmore or its affiliates, or other representatives of the Fund or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by Gartmore for out-of-pocket expenses incurred in this connection. Therefore, expenses of the Meeting will include costs of (i) preparing, assembling and mailing material in connection with the solicitation, (ii) soliciting proxies by officers or employees, personally or by telephone or telegraph and (iii) reimbursing brokerage houses, banks and other fiduciaries.


______________ __, 2003

                                                                       EXHIBIT A


                      FORM OF INVESTMENT ADVISORY AGREEMENT

     THIS AGREEMENT is made and entered into on this ____ day of ______, 2003 between GARTMORE MUTUAL FUNDS II, INC. (formerly known as GAMNA Series Funds, Inc., the "Company"), a Maryland corporation, and GARTMORE MUTUAL FUND CAPITAL TRUST (the "Adviser"), a Delaware business trust registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

                              W I T N E S S E T H:

     WHEREAS, the Company is registered with the Securities and Exchange Commission (the "SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, the Company desires to retain the Adviser to furnish certain investment advisory services, as described herein, with respect to the investment portfolios of the Company listed on Exhibit A to this Agreement (each, a "Fund"); and

     WHEREAS, the Adviser represents that it is willing and possesses legal authority to render such services subject to the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, the Company and the Adviser do mutually agree and promise as follows:

     1. APPOINTMENT AS ADVISER. The Company hereby appoints the Adviser to act as investment adviser to the Fund subject to the terms and conditions set forth in this Agreement. The Adviser hereby accepts such appointment and agrees to furnish the services hereinafter described for the compensation provided for in this Agreement.

     2.   DUTIES OF ADVISER.

          (a) INVESTMENT MANAGEMENT SERVICES. (1) Subject to the supervision the Company's Board of Directors (and except as otherwise permitted under the terms of any exemptive relief obtained by the Adviser from the SEC, or by rule or regulation), the Adviser will provide, or arrange for the provision of, a continuous investment program and overall investment strategies for the Fund, including investment research and management with respect to all securities and investments and cash equivalents in the Fund. The Adviser will determine, or arrange for others to determine, from time to time what securities and other investments will be purchased, retained or sold by the Fund and will implement, or arrange for others to implement, such determinations through the placement, in the name of the Fund, of orders for the execution of portfolio transactions with or through such brokers or dealers as may be so selected. The Adviser will provide, or arrange for the provision of, the services under this Agreement in accordance with investment objectives and limitations specified in the Company's Articles of Incorporation (the

     "Articles"), the By-laws and the currently effective prospectus, including the documents incorporated by reference therein (the "Prospectus"), relating to the Company and the Fund, included in the Company's Registration Statement, as amended from time to time, filed by the Company under the 1940 Act and the Securities Act of 1933, as amended, and subject to the directions of the Company's Board of Directors. Copies of the documents referred to in the preceding sentence have been furnished to the Adviser. Any amendments to these documents shall be furnished to the Adviser promptly.

                (2) Subject to the provisions of this Agreement and the 1940 Act and any exemptions thereto, the Adviser is authorized to appoint one or more qualified subadvisers (each a "Subadviser") to provide the Fund with certain services required by this Agreement. Each Subadviser shall have such investment discretion and shall make all determinations with respect to the investment of the Fund's assets as shall be assigned to that Subadviser by the Adviser and the purchase and sale of portfolio securities with respect to those assets and shall take such steps as may be necessary to implement its decisions. Subject to Section 2(a)(3) and (4) of this Agreement, the Adviser shall not be responsible or liable for the investment merits of any decision by a Subadviser to purchase, hold, or sell a security for the Fund.

                (3) Subject to the supervision and direction of the Board of Directors, the Adviser shall (i) have overall supervisory responsibility for the general management and investment of the Fund's assets; (ii) determine the allocation of assets among the Subadvisers, if any; and (iii) have full investment discretion to make all determinations with respect to the investment of Fund assets not otherwise assigned to a Subadviser.

                (4) The Adviser shall research and evaluate each Subadviser, if any, including (i) performing initial due diligence on prospective Subadvisers and monitoring each Subadviser's ongoing performance; (ii) communicating performance expectations and evaluations to the Subadvisers; and (iii) recommending to the Company's Board of Directors whether a Subadviser's contract should be renewed, modified or terminated. The Adviser shall also recommend changes or additions to the Subadvisers and shall compensate the Subadvisers.

                (5) The Adviser shall provide to the Company's officers and Board of Directors such periodic reports concerning the Fund's business and investments as the Board of Directors shall reasonably request, and will supply the Board of Directors with the reasons for making such investments to the extent the Board of Directors reasonably requests such information.

          (b) COMPLIANCE WITH APPLICABLE LAWS AND GOVERNING DOCUMENTS. In the performance of the Adviser's duties and obligations under this Agreement, the Adviser shall act in conformity with the Company's Articles and By-Laws and the Prospectus and with the instructions and directions received from the Company's Board of Directors and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (including the requirements for qualification as a regulated investment company) and all other applicable federal and state laws and regulations.

          The Adviser acknowledges and agrees that subject to the supervision and directions of the Company's Board of Directors, the Company shall be solely responsible for compliance with all disclosure requirements under all applicable federal and state laws and regulations relating to the Company or the Fund, including, without limitation, the 1940 Act, and the rules and regulations thereunder, except that the Adviser shall have liability in connection with information furnished to the Fund and each Subadviser shall have liability in connection with information furnished by the Subadviser to the Fund or to the Adviser.

          (c) CONSISTENT STANDARDS. It is recognized that the Adviser will perform various investment management and administrative services for entities other than the Company and the Fund; in connection with providing such services, the Adviser agrees to exercise the same skill and care in performing its services under this Agreement as the Adviser exercises in performing similar services with respect to the other fiduciary accounts for which the Adviser has investment responsibilities.

          (d) BROKERAGE. The Adviser is authorized, subject to the supervision of the Company's Board of Directors, to establish and maintain accounts on behalf of the Fund with, and place orders for the purchase and sale of assets not allocated to a Subadviser, with or through, such persons, brokers or dealers ("brokers") as Adviser may select and negotiate commissions to be paid on such transactions. In the selection of such brokers and the placing of such orders, the Adviser shall seek to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services, as provided below. In using its reasonable efforts to obtain for the Fund the most favorable price and execution available, the Adviser, bearing in mind the Fund's best interests at all times, shall consider all factors it deems relevant, including price, the size of the transaction, the nature of the market for the security, the amount of the commission, if any, the timing of the transaction, market prices and trends, the reputation, experience and financial stability of the broker involved, and the quality of service rendered by the broker in other transactions. Subject to such policies as the Board of Directors may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker that provides brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended) to the Adviser an amount of commission for effecting the Fund investment transaction that is in excess of the amount of commission that another broker would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to the accounts as to which it exercises investment discretion.

          It   is recognized that the services provided by such brokers may be useful to the Adviser in connection with the Adviser's services to other clients. On occasions when the Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other clients of the Adviser, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner the Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients. It is recognized that in some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for, or disposed of by, the Fund.

          (e) SECURITIES TRANSACTIONS. The Adviser and any affiliated person of the Adviser will not purchase securities or other instruments from or sell securities or other instruments to the Fund; PROVIDED, HOWEVER, the Adviser or any affiliated person of the Adviser may purchase securities or other instruments from or sell securities or other instruments to the Fund if such transaction is permissible under applicable laws and regulations, including, without limitation, the 1940 Act and the Advisers Act and the rules and regulations promulgated thereunder or any exemption therefrom.

          The  Adviser, including its Access Persons (as defined in subsection
     (e) of Rule 17j-1 under the 1940 Act), agrees to observe and comply with Rule 17j-1 and its Code of Ethics (which shall comply in all material respects with Rule 17j-1), as the same may be amended from time to time. On at least an annual basis, the Adviser will comply with the reporting requirements of Rule 17j-1, which may include either (i) certifying to the Company that the Adviser and its Access Persons have complied with the Adviser's Code of Ethics or (ii) identifying any violations which have occurred. The Adviser will have also submitted its Code of Ethics for its initial approval by the Board of Directors no later than the date of execution of this agreement and subsequently within six months of any material change thereto.

          (f) BOOKS AND RECORDS. In accordance with the 1940 Act and the rules and regulations promulgated thereunder, the Adviser shall maintain separate books and detailed records of all matters pertaining to the Fund and the Company (the "Fund's Books and Records"), including, without limitation, a daily ledger of such assets and liabilities relating thereto and brokerage and other records of all securities transactions. The Adviser acknowledges that the Fund's Books and Records are property of the Company. In addition, the Fund's Books and Records shall be available to the Company at any time upon request and shall be available for telecopying without delay to the Company during any day that the Fund is open for business.

     3. EXPENSES. During the term of this Agreement, the Adviser will pay all expenses incurred by the Adviser in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund. The Adviser shall, at its sole expense, employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement. The Adviser shall be responsible for the expenses and costs for the officers of the Company and the Board of Directors of the Company who are "interested persons" (as defined in the 1940 Act) of the Adviser.

     It is understood that the Company will pay all of its own expenses including, without limitation, (1) all charges and expenses of any custodian or depository appointed by the Company for the safekeeping of its cash, securities and other assets, (2) all charges and expenses paid to an administrator appointed by the Company to provide administrative or compliance services, (3) the charges and expenses of any transfer agents and registrars appointed by the Company, (4) the charges and expenses of independent certified public accountants and of general ledger accounting and internal reporting services for the Company, (5) the charges and expenses of dividend and capital gain distributions, (6) the compensation and expenses of Board of Directors of the Company who are not "interested persons" of the Adviser, (7) brokerage commissions and issue and transfer taxes chargeable to the Company in connection with securities transactions to which the Company is a party, (8) all taxes and fees payable by the Company to federal, state or other governmental agencies,
(9) the cost of stock certificates representing shares of the Company, (10) all expenses of shareholders' and Board of Directors' meetings and of preparing, printing and distributing prospectuses and reports to shareholders, (11) charges and expenses of legal counsel for the Company in connection with legal matters relating to the Company, including without limitation, legal services rendered in connection with the Company's existence, financial structure and relations with its shareholders, (12) insurance and bonding premiums, (13) association membership dues, (14) bookkeeping and the costs of calculating the net asset value of shares of the Company's Funds, and (15) expenses relating to the issuance, registration and qualification of the Company's shares.

     4. COMPENSATION. For the services provided and the expenses assumed with respect to the Fund pursuant to this Agreement, the Adviser will be entitled to the fee listed for the Fund on Exhibit A. Such fees will be computed daily and payable monthly at an annual rate based on the Fund's average daily net assets. The method of determining net assets of the Fund for purposes hereof shall be the same as the method of determining net assets for purposes of establishing the offering and redemption price of the Shares as described in the Fund's Prospectus. If this Agreement shall be effective for only a portion of a month, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect.

     Notwithstanding any other provision of this Agreement, the Adviser may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or portion thereof would otherwise accrue). Any such fee reduction may be discontinued or modified by the Adviser at any time.

     5. REPRESENTATIONS AND WARRANTIES OF ADVISER. The Adviser represents and warrants to the Company as follows:

          (a) The Adviser is registered as an investment adviser under the Advisers Act and is not prohibited under Section 9 of the 1940 Act from acting as an investment adviser under this Agreement;

          (b) The Adviser has filed a notice of exemption pursuant to Rule 4.14 under the Commodity Exchange Act with the Commodity Futures Trading Commission and the National Futures Association, or is not required to file such registration.

          (c) The Adviser is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted;

          (d) The execution, delivery and performance by the Adviser of this Agreement are within the Adviser's powers and have been duly authorized by all necessary action on the part of its shareholders and/or directors, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser; and

          (e) The Form ADV of the Adviser previously provided to the Company is a true and complete copy of the form filed with the SEC and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

          6. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Adviser:

          (a) The Company is a corporation duly organized and validly existing under the laws of the State of Maryland with the power to own and possess its assets and carry on its business as it is now being conducted;

          (b) The Company is registered as an investment company under the 1940 Act and the Fund's shares are registered under the Securities Act; and

          (c) The execution, delivery and performance by the Company of this Agreement are within the Company's powers and have been duly authorized by all necessary action on the part of the Company and its Board of Directors, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Company for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Company of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Company's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Company.

          7. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; DUTY TO UPDATE INFORMATION. All representations and warranties made by the Adviser and the Company pursuant to Section 5 and 6, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

          8.   LIABILITY AND INDEMNIFICATION.

          (a) LIABILITY. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or a reckless disregard of its obligations and duties hereunder, the Adviser shall not be liable to the Fund or the Company, for any error of judgment or mistake of law or for any loss in the case of, or connected with, rendering services hereunder; PROVIDED, HOWEVER, that nothing herein shall relieve the Adviser from any of its obligations under applicable law, including, without limitation, the federal and state securities laws.

          (b) INDEMNIFICATION. The Adviser shall indemnify the Company and its officers and Board of Directors, for any liability and expenses, including attorneys fees, which may be sustained as a result of the Adviser's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws.

     9.   DURATION AND TERMINATION.

          (a) DURATION. Unless sooner terminated, this Agreement shall continue until August __, 2005 with respect to any Fund covered by the Agreement initially and for an initial two-year period for any Fund subsequently added to the Agreement and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Company's Board of Directors or the vote of the lesser of (a) 67% of the voting securities of the Fund present at a meeting if holders of more than 50% of the outstanding voting securities of the Fund are present in person or represented by proxy or (b) more than 50% of the outstanding voting securities of the Fund; PROVIDED that in either event its continuance also is approved by a majority of the Company's Board of Directors who are not parties to this Agreement or "interested persons" (as defined in the 1940
     Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

          (b) TERMINATION. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time, without payment of any penalty by vote of a majority of the Company's Board of Directors, or by vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of the Fund, or by the Adviser, in each case, upon not less than sixty (60) days' written notice to the other party.

     This Agreement shall not be assigned (as such term is defined in the 1940
Act) and shall terminate automatically in the event of its assignment.

     10. SERVICES NOT EXCLUSIVE. The services furnished by the Adviser hereunder are not to be deemed exclusive, and the Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. It is understood that the action taken by the Adviser under this Agreement may differ from the advice given or the timing or nature of action taken with respect to other clients of the Adviser, and that a transaction in a specific security may not be accomplished for all clients of the Adviser at the same time or at the same price.

     11. AMENDMENT. This Agreement may be amended by mutual consent of the parties, provided that the terms of each such amendment shall be approved by the Company's Board of Directors or by a vote of a majority of the outstanding voting securities of the Fund (if required by the 1940 Act).

     12. CONFIDENTIALITY. Subject to the duties of the Adviser and the Company to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Fund and the Company and the actions of the Adviser and the Fund in respect thereof.

     13. NOTICE. Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, delivered, or mailed postpaid to the other party, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

          (a)    If to the Adviser:

                 Gartmore Mutual Fund Capital Trust
                 1200 River Road
                 Conshohocken, Pennsylvania 19428
                 Attention: Legal Department
                 Facsimile: (484) 530-1323

          (b)    If to the Company:

                 Gartmore Mutual Funds II, Inc.
                 94 North Broadway
                 Irvington, NY 10533
                 Attention: Legal Department
                 Facsimile: (914) 674-5750

     14. JURISDICTION. This Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of New York and in accordance with the 1940 Act. In the case of any conflict, the 1940 Act shall control.

     15. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, all of which shall together constitute one and the same instrument.

     16. CERTAIN DEFINITIONS. For the purposes of this Agreement, "interested person," "affiliated person," "assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

     17. CAPTIONS. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

     18. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

     19. GARTMORE MUTUAL FUNDS II, INC. (FORMERLY GAMNA SERIES FUND, INC.) AND ITS BOARD OF DIRECTORS. The terms "Gartmore Mutual Funds II, Inc." and the "Board of Directors of Gartmore Mutual Funds II, Inc." refer respectively to the Company created and the Board of Directors, as directors but not individually or personally, acting from time to time under the Articles of Incorporation of the Company dated as of March 12, 1999, as has been or may be amended from time to time, and to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of Maryland and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of the Company entered into in the name or on behalf thereof by any of Gartmore Mutual Funds II, Inc.'s Board of Directors, representatives, or agents are not made individually, but only in their capacities with respect to Gartmore Mutual Funds II, Inc. Such obligations are not binding upon any of the Board of Directors, shareholders, or representatives of the Company personally, but bind only the assets of the Company. All persons dealing with any series of Shares of the Company must look solely to the assets of the Company belonging to such series for the enforcement of any claims against the Company.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

                                        ADVISER
                                        GARTMORE MUTUAL FUND CAPITAL TRUST


                                        By:
                                           --------------------------
                                        Name:
                                        Title:


                                        COMPANY
                                        GARTMORE MUTUAL FUNDS II, INC.
                                        (formerly GAMNA Series Funds, Inc.)


                                        By:
                                           --------------------------
                                        Name:
                                        Title:

                                    EXHIBIT A
                         GARTMORE MUTUAL FUNDS II, INC.
                       (formerly GAMNA Series Funds, Inc.)

                          INVESTMENT ADVISORY AGREEMENT

FUND(s) OF THE COMPANY                                                ADVISORY FEES
----------------------                                                -------------
Gartmore Focus Fund (formerly GAMNA Focus Fund)           0.55% of the average daily
                                                   net assets of the first $1 billion

                                                          0.50% of the average daily
                                                   net assets greater than $1 billion

Dated as of __________, 2003.

                                                                       EXHIBIT B

                          FORM OF SUBADVISORY AGREEMENT

     THIS AGREEMENT is made and entered into on this ___ day of ____, 2003, among GARTMORE MUTUAL FUNDS II, INC. (formerly GAMNA Series Funds, Inc.),the "Company"), a Maryland corporation (the "Company"), GARTMORE MUTUAL FUND CAPITAL TRUST (the "Adviser") a Delaware business trust registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and GARTMORE SEPARATE ACCOUNTS LLC (the "Subadviser"), a Delaware limited liability corporation, also registered under the Advisers Act.

                              W I T N E S S E T H:

     WHEREAS, the Company is registered with the Securities and Exchange Commission (the "SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, the Adviser has, pursuant to an Advisory Agreement with the Company dated as of _________, 2003 (the "Advisory Agreement") as subsequently amended, been retained to act as investment adviser for the investment portfolios of the Company listed on Exhibit A to this Agreement (each, a "Fund");

     WHEREAS, the Advisory Agreement permits the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the 1940 Act; and

     WHEREAS, the Adviser desires to retain Subadviser to assist it in the provision of a continuous investment program for that portion of the Company's assets which the Adviser will assign to the Subadviser (the "Subadviser Assets"), and Subadviser is willing to render such services subject to the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, the parties do mutually agree and promise as follows:

     1. APPOINTMENT AS SUBADVISER. The Adviser hereby retains the Subadviser to act as investment adviser for and to manage the Subadviser Assets subject to the supervision of the Adviser and the Board of Directors of the Company and subject to the terms of this Agreement; and the Subadviser hereby accepts such employment. In such capacity, the Subadviser shall be responsible for the investment management of the Subadviser Assets. It is recognized that the Subadviser and certain of its affiliates now act, and that from time to time hereafter may act, as investment adviser to one or more other investment companies and to fiduciary or other managed accounts and that the Adviser and the Company have no objection to such activities.

     2.   DUTIES OF SUBADVISER.

          (a) INVESTMENTS. The Subadviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of the Fund as set forth in the Fund's prospectus and statement of additional information as currently in effect and as supplemented or amended from time to time (collectively referred to hereinafter as the "Prospectus") and subject to the directions of the Adviser and the Company's Board of Directors, to purchase, hold and sell investments for the Subadviser Assets and to monitor on a continuous basis the performance of the Subadviser Assets. In providing these services, the Subadviser will conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Subadviser Assets. The Adviser agrees to provide the Subadviser with such assistance as may be reasonably requested by the Subadviser in connection with the Subadviser's activities under this Agreement, including, without limitation, information concerning the Fund, the funds available, or to become available, for investment and generally as to the conditions of the Fund's or Company's affairs.

          (b) COMPLIANCE WITH APPLICABLE LAWS AND GOVERNING DOCUMENTS. In the performance of the Subadviser's duties and obligations under this Agreement, the Subadviser shall act in conformity with the Company's Articles of Incorporation and By-Laws and the Prospectus and with the instructions and directions received in writing from the Adviser or the Board of Directors of the Company and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the "Code"), and all other applicable federal and state laws and regulations. Notwithstanding the foregoing, the Adviser shall remain responsible for ensuring the Fund's overall compliance with the 1940 Act, the Code and all other applicable federal and state laws and regulations and the Subadviser is only obligated to comply with this subsection (b) with respect to the Subadviser Assets. The Adviser will provide the Subadviser with a copy of the minutes of the meetings of the Board of Directors of the Company to the extent the minutes may affect the Fund or the duties of the Subadviser, and with the copies of any financial statements or reports made by the Fund to its shareholders, and any further materials or information which the Subadviser may reasonably request to enable it to perform its functions under this Agreement.

          The Adviser shall perform quarterly and annual tax compliance tests to ensure that the Fund is in compliance with Subchapter M and Section 817(h) of the Code. In connection with such compliance tests, the Adviser shall inform the Subadviser within ten (10) business days of a calendar quarter end if the Subadviser is out of compliance with the diversification requirements under either Subchapter M or Section 817(h). If the Adviser notifies the Subadviser that it is not in compliance with the requirements noted above, the Subadviser will take prompt action to bring the Fund back into compliance within the time permitted under the Code.

          The Adviser will provide the Subadviser with reasonable advance notice of any change in the Fund's investment objectives, policies and restrictions as stated in the Prospectus, and the Subadviser shall, in the performance of its duties and obligations under this Agreement, manage the Subadviser Assets consistent with such changes, provided the Subadviser has received prompt notice of the effectiveness of such changes from the Company or the Adviser. In addition to such notice, the Adviser shall provide to the Subadviser a copy of a modified Prospectus reflecting such changes. The Adviser acknowledges and agrees that the Prospectus will at all times be in compliance with all disclosure requirements under all applicable federal and state laws and regulations relating to the Company or the Fund, including, without limitation, the 1940 Act, and the rules and regulations thereunder, and that the Subadviser shall have no liability in connection therewith, except as to the accuracy of material information furnished in writing by the Subadviser to the Company or to the Adviser specifically for inclusion in the Prospectus. The Subadviser hereby agrees to provide to the Adviser in a timely manner such information relating to the Subadviser and its relationship to, and actions for, the Company as may be required to be contained in the Prospectus or in the Company's Registration Statement on Form N-1A.

          (c) VOTING OF PROXIES. The Subadviser shall have the power to vote, either in person or by proxy, all securities in which the Subadviser Assets may be invested from time to time, and shall not be required to seek or take instructions from, the Adviser, the Fund or the Company or take any action with respect thereto. If both the Subadviser and another entity managing assets of the Fund have invested in the same security, the Subadviser and such other entity will each have the power to vote its pro rata share of the security.

          The Subadviser will establish a written procedure for proxy voting in compliance with current applicable rules and regulations, including but not limited to Rule 30b1-4 under the 1940 Act. The Subadviser will provide the Adviser or its designee, a copy of such procedure and establish a process for the timely distribution of the Subadviser's voting record with respect to the Fund's securities and other information necessary for the Fund to complete information required by Form N-1A under the 1940 Act and the Securities Act of 1933, as amended (the "Securities Act"), Form N-PX under the 1940 Act, and Form N-CSR under the Sarbanes-Oxley Act of 2002, respectively.

          (d) AGENT. Subject to any other written instructions of the Adviser or the Company, the Subadviser is hereby appointed the Adviser's and the Company's agent and attorney-in-fact for the limited purposes of executing account documentation, agreements, contracts and other documents as the Subadviser shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the Subadviser Assets. The Subadviser agrees to provide the Adviser and the Company with copies of any such agreements executed on behalf of the Adviser or the Company.

          (e) BROKERAGE. The Subadviser is authorized, subject to the supervision of the Adviser and the Company's Board of Directors, to establish and maintain accounts on behalf of the Fund with, and place orders for the purchase and sale of the Subadviser Assets with or through, such persons, brokers (including, to the extent permitted by applicable law, any broker affiliated with the Subadviser) or dealers ("brokers") as Subadviser may elect and negotiate commissions to be paid on such transactions. The Subadviser, however, is not required to obtain the consent of the Adviser or the Company's Board of Directors prior to establishing any such brokerage account. The Subadviser shall place all orders for the purchase and sale of portfolio investments for the Fund's account with brokers selected by the Subadviser. In the selection of such brokers and the placing of such orders, the Subadviser shall seek to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services, as provided below. In using its reasonable efforts to obtain for the Fund the most favorable price and execution available, the Subadviser, bearing in mind the best interests of the Fund at all times, shall consider all factors it deems relevant, including price, the size of the transaction, the breadth and nature of the market for the security, the difficulty of the execution, the amount of the commission, if any, the timing of the transaction, market prices and trends, the reputation, experience and financial stability of the broker involved, and the quality of service rendered by the broker in other transactions. Subject to such policies as the Board of Directors may determine, or as may be mutually agreed to by the Adviser and the Subadviser, the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker that provides brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended) to the Subadviser an amount of commission for effecting the Fund investment transaction that is in excess of the amount of commission that another broker would have charged for effecting that transaction if, but only if, the Subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or the overall responsibility of the Subadviser with respect to the accounts as to which it exercises investment discretion.

          It is recognized that the services provided by such brokers may be useful to the Subadviser in connection with the Subadviser's services to other clients. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients. It is recognized that in some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for, or disposed of by, the Fund.

          (f) SECURITIES TRANSACTIONS. The Subadviser and any affiliated person of the Subadviser will not purchase securities or other instruments from or sell securities or other instruments to the Fund; provided, however, the Subadviser or any affiliated person of the Subadviser may purchase securities or other instruments from or sell securities or other instruments to the Fund if such transaction is permissible under applicable laws and regulations, including, without limitation, the 1940 Act and the Advisers Act and the rules and regulations promulgated thereunder.

          The Subadviser, including its Access Persons (as defined in subsection
     (e) of Rule 17j-1 under the 1940 Act), agrees to observe and comply with Rule 17j-1 and its Code of Ethics (which shall comply in all material respects with Rule 17j-1), as the same may be amended from time to time. On at least an annual basis, the Subadviser will comply with the reporting requirements of Rule 17j-1, which may include either (i) certifying to the Adviser that the Subadviser and its Access Persons have complied with the Subadviser's Code of Ethics with respect to the Subadviser Assets or (ii) identifying any violations which have occurred with respect to the Subadviser Assets. The Subadviser will have also submitted its Code of Ethics for its initial approval by the Board of Directors no later than the date of execution of this agreement and subsequently within six months of any material change thereto.

          (g) BOOKS AND RECORDS. In accordance with the 1940 Act and the rules and regulations promulgated thereunder, the Subadviser shall maintain separate books and detailed records of all matters pertaining to the Subadviser Assets (the "Fund's Records"), including, without limitation, brokerage and other records of all securities transactions. The Subadviser acknowledges that the Fund's Records are property of the Company; except to the extent that the Subadviser is required to maintain the Fund's Records under the Advisers Act or other applicable law. The Fund's Records (relating to the Subadviser Assets) shall be available to the Adviser and the Company at any time upon reasonable request during normal business hours and shall be available for telecopying without delay to the Adviser or the Company, as the case may be, during any day that the Fund is open for business.

          (h) INFORMATION CONCERNING SUBADVISER ASSETS AND SUBADVISER. From time to time as the Adviser or the Company may request, the Subadviser will furnish the requesting party reports on portfolio transactions and reports on Subadviser Assets held in the portfolio, all in such detail as the Adviser or the Company may reasonably request. The Subadviser will also inform the Adviser in a timely manner of material changes in portfolio managers responsible for Subadviser Assets, any changes in the ownership or management of the Subadviser, or of material changes in the control of the Subadviser. Upon reasonable request, the Subadviser will make available its officers and employees to meet with the Company's Board of Directors to review the Subadviser Assets via telephone on a quarterly basis and in person on a less frequent basis as agreed upon by the parties. Subadviser shall assist Adviser with providing to the Company's officers and Board of Directors such periodic reports concerning the Fund's business and investments as the Board of Directors shall reasonably request, and supply the reasons for making such investments.

          The Subadviser will also provide such information or perform such additional acts as are customarily performed by a subadviser and may be required for the Company or the Adviser to comply with their respective obligations under applicable laws, including without limitation, the Code, the 1940 Act, the Advisers Act, and the Securities Act, and any rule or regulation thereunder.

          (i) CUSTODY ARRANGEMENTS. The Subadviser shall on each business day provide the Adviser and the Company's custodian such information as the Adviser and the Company's custodian may reasonably request relating to all transactions concerning the Subadviser Assets.

     3. INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund, the Company or the Adviser in any way or otherwise be deemed an agent of the Fund, the Company or the Adviser.

     4. EXPENSES. During the term of this Agreement, Subadviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund. The Subadviser shall, at its sole expense, employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement. The Subadviser shall not be responsible for the Company's, the Fund's or the Adviser's expenses, which shall include, but not be limited to, organizational and offering expenses (which include out-of-pocket expenses, but not overhead or employee costs of the Subadviser); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Fund's custodians and sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the SEC; expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment of the Fund's portfolio securities; fees and expenses of non-interested Directors; salaries of shareholder relations personnel; costs of shareholders meetings; insurance; interest; brokerage costs; and litigation and other extraordinary or non-recurring expenses. The Company or the Adviser, as the case may be, shall reimburse the Subadviser for any expenses of the Funds or the Adviser as may be reasonably incurred by such Subadviser on behalf of the Fund or the Adviser. The Subadviser shall keep and supply to the Company and the Adviser reasonable records of all such expenses.

     5. COMPENSATION. For the services provided and the expenses assumed with respect to the Fund pursuant to this Agreement, the Subadviser will be entitled to the fee listed for the Fund on Exhibit A. Such fees will be computed daily and payable no later than the seventh (7th) business day following the end of each month, by the Adviser or the Company, calculated at an annual rate based on the Subadviser Assets' average daily net assets.

     The method of determining net assets of the Subadviser's Assets for purposes hereof shall be the same as the method of determining net assets for purposes of establishing the offering and redemption price of the Shares as described in the Fund's Prospectus. If this Agreement shall be effective for only a portion of a month, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect.

     6. REPRESENTATIONS AND WARRANTIES OF SUBADVISER. The Subadviser represents and warrants to the Adviser and the Company as follows:

          (a) The Subadviser is registered as an investment adviser under the Advisers Act and is not prohibited under Section 9 of the 1940 Act from acting as an investment adviser under this Agreement;

          (b) The Subadviser is registered as a Commodity Trading Advisor under the Commodity Exchange Act (the "CEA") with the Commodity Futures Trading Commission (the "CFTC"), or is not required to file such registration;

          (c) The Subadviser is a limited liability corporation duly organized and properly registered and operating under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted;

          (d) The execution, delivery and performance by the Subadviser of this Agreement are within the Subadviser's powers and have been duly authorized by all necessary action and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Subadvisers for execution, delivery and performance by the Subadviser of this Agreement, and the execution, delivery and performance by the Subadviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Subadviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Subadviser; and

          (e) The Form ADV of the Subadviser previously provided to the Adviser is a true and complete copy of the form as currently filed with the SEC and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

     7. REPRESENTATIONS AND WARRANTIES OF ADVISER. The Adviser represents and warrants to the Subadviser as follows:

          (a) The Adviser is registered as an investment adviser under the Advisers Act and is not prohibited under Section 9 of the 1940 Act from acting as investment adviser under this Agreement;

          (b) The Adviser has filed a notice of exemption pursuant to Rule 4.14 under the CEA with the CFTC and the National Futures Association or is not required to file such exemption;

          (c) The Adviser is a business trust duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted;

          (d) The execution, delivery and performance by the Adviser of this Agreement are within the Adviser's powers and have been duly authorized by all necessary action on the part of its shareholders or managing unitholder, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

          (e) The Form ADV of the Adviser previously provided to the Subadviser is a true and complete copy of the form filed with the SEC and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

          (f) The Adviser acknowledges that it received a copy of the Subadviser's Form ADV prior to the execution of this Agreement; and

          (g) The Adviser and the Company have duly entered into the Advisory Agreement pursuant to which the Company authorized the Adviser to enter into this Agreement.

     8. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Adviser and the Subadviser as follows:

          (a) The Company is a corporation duly organized and validly existing under the laws of the State of Maryland with the power to own and possess its assets and carry on its business as it is now being conducted;

          (b) The Company is registered as an investment company under the 1940 Act and the Fund's shares are registered under the Securities Act; and

          (c) The execution, delivery and performance by the Company of this Agreement are within the Company's powers and have been duly authorized by all necessary action on the part of the Company and its Board of Directors, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Company for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Company of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Company's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Company.

     9. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; DUTY TO UPDATE INFORMATION. All representations and warranties made by the Subadviser, the Adviser and the Company pursuant to Sections 6, 7 and 8, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

     10.  LIABILITY AND INDEMNIFICATION.

          (a) LIABILITY. The Subadviser shall exercise its best judgment in rendering the services in accordance with the terms of this Agreement. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Subadviser or a reckless disregard of its obligations and duties hereunder, the Subadviser, each of its affiliates and all respective partners, officers, directors and employees ("Affiliates") and each person, if any, who within the meaning of the Securities Act controls the Subadviser ("Controlling Persons") shall not be liable under this Agreement for any error of judgment or mistake of law or for any loss suffered by the Adviser and shall not be subject to any expenses or liability to the Adviser, any other subadviser to the Fund, the Company or the Fund or any of the Fund's shareholders, in connection with the performance of this Agreement. Except as set forth in (c) below, the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or a reckless disregard of its obligations and duties hereunder, the Adviser, any of its Affiliates and each of the Adviser's Controlling Persons, if any, shall not be liable to the Subadviser, for any error of judgment or mistake of law or for any loss in the case of, or connected with, rendering services hereunder; provided, however, that nothing herein shall relieve the Adviser and the Subadviser from any of their obligations under applicable law, including, without limitation, the federal and state securities laws and the CEA.

          (b) INDEMNIFICATION. The Subadviser shall indemnify the Adviser, the Company and the Fund, and their respective Affiliates and Controlling Persons for any liability and expenses, including reasonable attorneys' fees, which the Adviser, the Company and the Fund and their respective Affiliates and Controlling Persons may sustain as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws or the CEA.

          The Adviser shall indemnify the Subadviser, its Affiliates and its Controlling Persons, for any liability and expenses, including reasonable attorneys' fees, which may be sustained as a result of the Adviser's wilful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws or the CEA.

          (c) The Subadviser shall not be liable to the Adviser for (i) any acts of the Adviser or any other subadviser to the Fund with respect to the portion of the assets of that Fund not managed by Subadviser or (ii) acts of the Subadviser which result from acts of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by the Adviser or any other subadviser to the Fund, which records are not also maintained by or otherwise available to the Subadviser upon reasonable request. The Adviser agrees that Subadviser shall manage the Subadviser Assets as if they were a separate operating Fund as set forth in Section 2(b) of this Agreement. The Adviser shall indemnify the Subadviser, its Affiliates and Controlling Persons from any liability arising from the conduct of the Adviser and any other subadviser with respect to the portion of the Fund's assets not allocated to the Subadviser.

     11.  DURATION AND TERMINATION.

          (a) DURATION. Unless sooner terminated, this Agreement shall continue until August __, 2005, with respect to any Fund covered by the Agreement initially and for an initial two-year period for any Fund subsequently added to the Agreement, and thereafter shall continue automatically for successive annual periods with respect to each such Fund, provided such continuance is specifically approved at least annually by the Company's Board of Directors or vote of the lesser of (a) 67% of the voting securities of the Fund present at a meeting if holders of more than 50% of the outstanding voting securities of the Fund are present in person or represented by proxy or (b) more than 50% of the outstanding voting securities of the Fund; provided that in either event its continuance also is approved by a majority of the Company's Directors who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

          (b) TERMINATION. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time, without payment of any penalty:

               (i) By vote of a majority of the Company's Board of Directors, or by vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of the Fund, or by the Adviser, in each case, upon at least sixty (60) days' written notice to the Subadviser;

               (ii) By any party hereto immediately upon written notice to the other parties in the event of a breach of any provision of this Agreement by either of the other parties; or

               (iii) By the Subadviser upon at least sixty (60) days' written notice to the Adviser and the Company.

     This Agreement shall not be assigned (as such term is defined in the 1940
     Act) and shall terminate automatically in the event of its assignment or upon the termination of the Advisory Agreement.

     12. DUTIES OF THE ADVISER. The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall oversee and review the Subadviser's performance of its duties under this Agreement. Nothing contained in this Agreement shall obligate the Adviser to provide any funding or other support for the purpose of directly or indirectly promoting investments in the Fund.

     13.  REFERENCE TO ADVISER AND SUBADVISER.

          (a) Neither the Adviser nor any Affiliate or agent of it shall make reference to or use the name of Subadviser or any of its Affiliates, or any of their clients, except references concerning the identity of and services provided by the Subadviser to the Fund, which references shall not differ in substance from those included in the Prospectus and this Agreement, in any advertising or promotional materials without the prior approval of Subadviser, which approval shall not be unreasonably withheld or delayed. The Adviser hereby agrees to make all reasonable efforts to cause the Fund and any Affiliate thereof to satisfy the foregoing obligation.

          (b) Neither the Subadviser nor any Affiliate or agent of it shall make reference to or use the name of the Adviser or any of its Affiliates, or any of their clients, except references concerning the identity of and services provided by the Adviser to the Fund or to the Subadviser, which references shall not differ in substance from those included in the Prospectus and this Agreement, in any advertising or promotional materials without the prior approval of Adviser, which approval shall not be unreasonably withheld or delayed. The Subadviser hereby agrees to make all reasonable efforts to cause any Affiliate of it to satisfy the foregoing obligation.

     14. AMENDMENT. This Agreement may be amended by mutual consent of the parties, provided that the terms of each such amendment shall be approved by: a) the Company's Board of Directors or by a vote of a majority of the outstanding voting securities of the Funds (if required by the 1940 Act) and b) the vote of a majority of those Directors of the Company who are not "interested persons" of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

     15. CONFIDENTIALITY. Subject to the duties of the Adviser, the Company and the Subadviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of the Subadviser, the Adviser and the Fund in respect thereof.

     16. NOTICE. Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, delivered, or mailed postpaid to the other parties, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

          (a)    If to the Subadviser:

                 Gartmore Separate Accounts LLC
                 94 North Broadway
                 Irvington, NY 10533
                 Attention: Legal Department
                 Facsimile: (914) 674-5750

          (b)    If to the Adviser:

                 Gartmore Mutual Fund Capital Trust
                 1200 River Road
                 Conshohocken, PA 19428
                 Attention: Legal Department
                 Facsimile: (484) 530-1323

          (c)    If to the Company:

                 Gartmore Mutual Funds II, Inc.
                 94 North Broadway
                 Irvington, NY 10533
                 Attention: Legal Department
                 Facsimile: (914) 674-5750

     17. JURISDICTION. This Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of New York and in accordance with the 1940 Act. In the case of any conflict, the 1940 Act shall control.

     18. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, all of which shall together constitute one and the same instrument.

     19. CERTAIN DEFINITIONS. For the purposes of this Agreement and except as otherwise provided herein, "interested person," "affiliated person," and "assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

     20. CAPTIONS. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

     21. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

     22. GARTMORE MUTUAL FUNDS II, INC. (FORMERLY GAMNA SERIES FUNDS, INC.) AND ITS DIRECTORS. The terms "Gartmore Mutual Funds II, Inc." and the "Directors of Gartmore Mutual Funds II, Inc." refer respectively to the Company created and the Board of Directors, as directors but not individually or personally, acting from time to time under the Articles of Incorporation dated as of March 12, 1999, as has been or may be amended from time to time, and to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the State of Maryland and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of the Company entered into in the name or on behalf thereof by any of Gartmore Mutual Funds II, Inc.'s Board of Directors, representatives, or agents are not made individually, but only in their capacities with respect to Gartmore Mutual Funds II, Inc. Such obligations are not binding upon any of the Board of Directors, shareholders, or representatives of the Company personally, but bind only the assets of the Company. All persons dealing with any series of Shares of the Company must look solely to the assets of the Company belonging to such series for the enforcement of any claims against the Company.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

                                     COMPANY
                                     GARTMORE MUTUAL FUNDS II, INC.
                                     (formerly GAMNA Series Funds, Inc.)


                                     By:
                                        --------------------------
                                     Name:
                                     Title:


                                     ADVISER
                                     GARTMORE MUTUAL FUND CAPITAL TRUST


                                     By:
                                        --------------------------
                                     Name:
                                     Title:

                                     SUBADVISER
                                     GARTMORE SEPARATE ACCOUNTS LLC


                                     By:
                                        --------------------------
                                     Name:
                                     Title:

                                    EXHIBIT A
                              SUBADVISORY AGREEMENT
                     BETWEEN GARTMORE MUTUAL FUNDS II, INC.
                      (FORMERLY GAMNA SERIES FUNDS, INC.),
                     GARTMORE MUTUAL FUND CAPITAL TRUST AND
                         GARTMORE SEPARATE ACCOUNTS LLC

FUND(S) OF THE COMPANY                                               SUBADVISORY FEES
----------------------                                               ----------------
Gartmore Focus Fund (formerly GAMNA Focus Fund)            0.3575% of the average daily
                                                     net assets of the first $1 billion

                                                            0.325% of the average daily
                                                     net assets greater than $1 billion


Dated as of __________, 2003.

                                   DETACH HERE

                         GARTMORE MUTUAL FUNDS II, INC.

               SPECIAL MEETING OF STOCKHOLDERS -- AUGUST 15, 2003

               THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS

The undersigned hereby appoints Mark P. Bronzo, Joseph C. O'Connor, Daniel W. Portanova and Iona K. Watter, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned at the Special Meeting of Stockholders of the Fund to be held at the offices of Gartmore Separate Accounts LLC, 94 North Broadway, New York on Friday, August 15, 2003, at 2:00 p.m., and at any adjournments thereof, upon the matters set forth in the Notice of Meeting and Proxy Statement dated ___________ ___, 2003 and upon all other matters properly coming before said Meeting.

Please indicate your vote by an "X" in the appropriate box on the reverse side. This proxy, if properly executed, will be voted in the manner directed by the stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. Please refer to the Proxy Statement for a discussion of the Proposals. The Company will only enter into the New Agreements if the requisite approval is received from the stockholders for both the New Advisory Agreement and the Subadvisory Agreement.

           HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?
           -------------------------                 -------------------------

           -------------------------                 -------------------------

           -------------------------                 -------------------------

           -------------------------                 -------------------------

SEE REVERSE SIDE      (CONTINUED, AND TO BE SIGNED           SEE REVERSE SIDE
                    AND DATED, ON THE REVERSE SIDE.)

                                   DETACH HERE

                       THE BOARD OF DIRECTORS UNANIMOUSLY
                   RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.


1. Approval of a new advisory agreement between Gartmore Mutual Fund Capital Trust and the Company.

/ /                 / /                   / /
FOR              AGAINST               ABSTAIN


2. Approval of a subadvisory agreement between Gartmore Mutual Fund Capital Trust, Gartmore Separate Accounts LLC and the Company.

/ /                 / /                   / /
FOR              AGAINST               ABSTAIN

3. The persons named as proxies are authorized to vote in their discretion on any other business as may properly come before the Meeting.

Please mark the box at right if you plan to attend. Please bring valid identification
                                               / /

CHANGE OF ADDRESS AND/OR COMMENTS
MARK HERE
                                               / /

Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature: ------------------------ Date: ____________

Signature: ------------------------ Date: ____________